ASSIGNMENT



            WHEREAS, NOVARTTS AG, a corporation organized and existing under the laws of Switzerland located at CH-4002, Base!, Switzerland, ("Assignor"), is the owner of the following trademark(s) listed in the attached schedule (hereinafter, the "Trademarks");

            and WHEREAS, IMPLANTABLE VISION, a corporation organized and existing under the laws of Utah located at 25730 Lorain Road, North Olmsted OH 44070, USA (`Assignee"), is desirous of acquiring the Trademarks.

            NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor hereby assigns to Assignee all right, title and interest in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the Identified applications and/or registrations therefore, and with all claims arising out of or relating to the use or ownership of the Trademarks.

                                NOVARTIS AG

                     By: ___________________________________
                     Name: Kristina Meies - TomSadler
                     Title: Authorized Signatures
                     Date of Sigrnture: June 22, 2006
                                        -------------

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                                    SCHEDULE


TRADEMARKS                                      SERIAL NO./REGISTRATION NO.

PRL                                             US Registration No. 2532974
PRL                                             JP Registration. No. 4614342